Customer and commercial financing	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Customer and commercial financing

9.	Customer and commercial financing

	12.31.2022	12.31.2021
Aircraft (i)	70.1	7.9
Spare parts (ii)	55.1	29.8

	125.2	37.7
Expected credit losses	(24.0)	(5.7)

	101.2	32.0
Current portion	50.8	9.6
Non-current portion	50.4	22.4
The Company maintains the following transactions of customer financing as of December 31, 2022:

(i)
Aircraft – Customer financing related to the acquisition of aircraft. The fair value of used aircraft provided as collateral in the used aircraft customer financing structure, which could minimize the losses in case of default (collateral assets), were considered to reduce the expected credit losses (ECL) for such transaction.

(ii)
Spare parts and services – Customer financing provided as a result of the
COVI
D-19
impacts over certain customers of the Commercial Aviation segment related to the supply of spare parts and services mainly provided during the year of 2020. The agreement establishes interest and annual principal payments until the final maturity date (2025). There are no guarantees financing of spare parts and services transactions, however, the continuous supply of spare parts and services to the financed customers depends on the fulfillment of said agreements.

There
are no overdue balances of the customer financing as of December 31, 2022, however, the increase of credit risk of certain customers during the year caused an increase of expected credit losses recognized.
The changes in ECL provision during the periods are presented below:

	12.31.2022	12.31.2021
Beginning balance	(5.7)	(19.1)
(Additions)/Reversal	(18.3)	13.4

Ending balance	(24.0)	(5.7)

In the Company’s assessment, the highest risk rating for financing customers is CCC- with a loss rate of 42% for the period.
As of December 31, 2022, the maturity schedules of the long-term customer financing are:

Year
2024	35.5
2025	8.7
2026	6.2

50.4